Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

October 13, 2016

Earnest Operations LLC 1455 Market Street, 18th Floor San Francisco, California 94103

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Earnest Operations LLC (the “Company”) and Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of student loan contracts in connection with the proposed offering of Earnest Student Loan Program 2016-D (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On  September 26, 2016, representatives of the Company, provided us with a computer-generated student loan data file and related record layout containing data, as represented to us by the Company, as of the close of business September 25, 2016, with respect to 2,482 student loan contracts (the “Statistical Loan File”).   At the instruction of the Company, we randomly selected 150 student loan contracts (the “Sample Loans”) from the Statistical Loan File and performed certain comparisons and recomputations for each of the Sample Loans relating to the student loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics
1.    Loan number (informational purposes only)
2.    Loan type
3.    Borrower state
4.    Interest rate
5.    Loan start date
6.    Payment frequency (monthly/fortnightly)
7.    Last payment date
8.    Loan status
9.    First payment date
10.    Original loan balance

11.    Next payment amount
12.    Current loan balance
13.    Original maturity date
14.    Graduation date
15.    Employer name
16.    School type
17.    School name
18.    School degree
19.    Borrower income
20.    Original FICO score

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We compared Characteristics 2. and 3. to the corresponding information set forth on the “Loan Agreement.”

We compared Characteristics 4. through 9. to the corresponding information set forth on screen shots or queries provided to us by representatives of the Company from the Company’s servicing system as of the close of business on September 25, 2016 (collectively, the “Servicing System”).

We compared Characteristic 10. to the difference between (i) the “amount financed” and (ii) the “return of proceeds” amount (each as set forth on the Servicing System).

We compared Characteristics 11. and 12. to the corresponding information set forth on the Servicing System.

With respect to our comparison of Characteristic 13., we were instructed by the Company to recalculate the original maturity date by adding (i) the “loan term” and “deferral term” (as applicable) (each as set forth on the Loan Agreement) to (ii) the “funds transfer initiated date” (as set forth on the Servicing System) and compare such recalculated date to the “original maturity date” set forth on the Statistical Loan File.

We compared Characteristics 14. through 18. to the corresponding information set forth on the “Borrower Details Form.”

With respect to our comparison of Characteristic 19., using the methodologies provided to us by representatives of the Company and the corresponding information set forth on or derived from the “Transactions Summary” or the Servicing System, Borrower Details Form, an employment offer, income verification letter, pay stub or other related correspondence (collectively, the “Income Verification Documentation”), we were instructed by the Company to recalculate the borrower income amount and compare such recalculated amount to the “borrower income” amount set forth on the Statistical Loan File.

We compared Characteristic 20. to the corresponding information set forth on the “Original Credit Report.”

In addition to the procedures described above, for each of the Sample Loans, we performed the following procedure:

•	at the instruction of the Company, we accessed the “Federal Student Aid Website” (http://ifap.ed.gov/ifap/fedSchoolCodeList.jsp) on October 5, 2016, and obtained a listing identifying schools in the United States participating in the Title IV federal student aid programs (the “Title IV Federal School Code List”). For each Sample Loan, we observed that the school name (as set forth on the Borrower Details Form) appeared on the Title IV Federal School Code List. Further, a school name of (i) “Touro University California” as set forth on Borrower Details Form is noted to be “in agreement” with “TOURO COLLEGE LOS ANGELES” as set forth on the Title IV Federal School Code List, (ii) “Corcoran College of Art and Design” as set forth on Borrower Details Form is noted to be “in agreement” with “GEORGE WASHINGTON UNIVERSITY” as set forth on the Title IV Federal School Code List and (iii) “Keller University" as set forth on Borrower Details Form is noted to be “in agreement” with “DEVRY UNIVERSITY” as set forth on the Title IV Federal School Code List.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 11., differences of $1.00 or less are noted to be “in agreement;”

•	with respect to our comparison of Characteristic 17., a school name of “Keller Graduate School of Management” as set forth on the Statistical Loan File is noted to be “in agreement” with “Keller University” as set forth on the Borrower Details Form; and

•	with respect to our comparison of Characteristic 19., for those Sample Loans with a “borrower income” amount, derived from the Transactions Summary, (i) less than $80,000 (as determined above), differences of 10.0% or less of the “borrower income” indicated on the Statistical Loan File are noted to be “in agreement” or (ii) greater than or equal to $80,000 (as determine above), differences of 20.0% or less of the “borrower income” indicated on the Statistical Loan File are noted to be “in agreement.” Further, for those Sample Loans with a “borrower income” amount, derived from Income Verification Documentation, differences of 2.5% or less of the “borrower income” indicated on the Statistical Loan File are noted to be “in agreement.”

The student loan documents described above, including any information obtained from the servicing system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A.  Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loan contracts underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the student loan contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  The information provided to us, including the information set forth in the Statistical Loan File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information.  Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 13, 2016.  In applying our agreed-upon procedures as outlined above, we noted the following:

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	One difference in interest rate
2	One difference in first payment date
3	Two differences in next payment amount
4	One difference in original maturity date

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 13, 2016.  In applying our agreed-upon procedures as outlined above, we noted the following:

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan Number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Loan Documents

1	343126	Interest rate	6.82%	6.57%
2	212351	First payment date	10/15/2016	10/30/2016
3	334923	Next payment amount	$1,251.12	$1,248.56
3	340833	Next payment amount	$1,295.18	$1,292.52
4	212351	Original maturity date	03/31/2027	02/28//2027

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.